                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

September 11, 1997



Dear Shareholder of The GCG Trust:

     I am writing to tell you about some very exciting changes concerning The GCG Trust (the "Trust"), and to send you proxy materials for an upcoming special meeting of shareholders of the Trust that will be held on October 9, 1997. The Trust contains the investment portfolios that serve as the investment vehicles for your variable annuity or variable life insurance contract.

     The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy card. I urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy card in the envelope provided.

AGREEMENT AND PLAN OF MERGER AMONG EQUITABLE OF IOWA COMPANIES, ING GROEP N.V. AND PFHI HOLDINGS, INC.
     Equitable of Iowa Companies ("Equitable of Iowa"), the parent company of Directed Services, Inc. ("DSI"), the Trust's Manager, has entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge. This Agreement is subject to several conditions, including approval of the shareholders of Equitable of Iowa, certain state insurance authorities, and the shareholders of each series of the Trust of certain agreements, as described in the attached proxy materials. Upon consummation of the Transaction, Equitable of Iowa will become a wholly owned subsidiary of ING. ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services.

SPECIAL SHAREHOLDERS MEETING TO APPROVE CHANGES
     A special meeting of shareholders of the Trust has been called for purposes related to the merger described above. Upon consummation of the merger, the existing Management Agreement under which DSI serves as the Manager to the Trust will terminate. Similarly, the Portfolio Management Agreements with the Portfolio Managers of the Trust's operating series will also terminate.

     Accordingly, shareholders of GCG Trust will be asked to vote for the following:

o Approval of a new Management Agreement between the Trust and DSI; and

o Approval of new Portfolio Management Agreements among the Trust, DSI and each of the Portfolio Managers of the Trust's operating series.

     The terms of the new Management Agreement and Portfolio Management Agreements are identical in all material respects to the terms of the Agreements they would replace. The proposals in this proxy statement are intended to keep in place the current management of the Trust after the consummation of the merger transaction.

     Shareholders of the All-Growth Series and Hard Assets Series of the Trust are also being asked to vote for certain changes in the investment limitations of those Series. All shareholders are being asked to elect Ms. Elizabeth J. Newell as a Trustee of the Trust.

TRUSTEES RECOMMEND APPROVAL
     The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy. We urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy in the envelope provided.

                                   Sincerely,

                                   /s/ Terry L. Kendall

                                   Terry L. Kendall
                                   President, The GCG Trust

                                 THE GCG TRUST
                             1001 Jefferson Street
                                   Suite 400
                             Wilmington, DE  19801
                                (800-366-0066)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 9, 1997

TO THE SHAREHOLDERS OF THE GCG TRUST:

Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, on October 9, 1997, at 10:00 a.m., local time, for the following purposes:

1. To approve a new Management Agreement between the Trust and Directed Services, Inc. ("DSI") to be effective upon the merger of Equitable of Iowa Companies ("Equitable of Iowa") with PFHI Holdings, Inc. ("PFHI"), which new Management Agreement would be substantively identical to the Management Agreement that currently is in effect.

2. To approve the following new Portfolio Management Agreements among the Trust, DSI and the respective portfolio managers listed below to be effective upon the merger of Equitable of Iowa with PFHI, which new Portfolio Management Agreements would be substantively identical to the Portfolio Management Agreements that currently are in effect:

      (A) A new Portfolio Management Agreement with respect to the All-Growth Series among the Trust, DSI and Pilgrim Baxter & Associates, Ltd.

      (B) A new Portfolio Management Agreement with respect to the Capital Appreciation Series among Trust, the DSI and Chancellor LGT Asset Management, Inc.

      (C) A new Portfolio Management Agreement with respect to the Emerging Markets Series and the Managed Global Series among the Trust, DSI and Putnam Investment Management, Inc.

      (D) A new Portfolio Management Agreement with respect to the Fully Managed Series among the Trust, DSI and T. Rowe Price Associates, Inc.

      (E) A new Portfolio Management Agreement with respect to the Hard Assets Series among the Trust, DSI and Van Eck Associates Corporation.

      (F) A new Portfolio Management Agreement with respect to the Limited Maturity Bond Series, Liquid Asset Series, and Market Manager Series among the Trust, DSI and Equitable Investment Services, Inc.

      (G) A new Portfolio Management Agreement with respect to the Multiple Allocation Series and Strategic Equity Series among the Trust, DSI and Zweig Advisors Inc.

      (H) A new Portfolio Management Agreement with respect to the Real Estate Series among the Trust, DSI and E.I.I. Realty Securities, Inc.

      (I)   A  new  Portfolio Management Agreement with respect to the  Rising
Dividends   Series  among  the  Trust,  DSI  and  Kayne,  Anderson  Investment
Management, L.P.

      (J) A new Portfolio Management Agreement with respect to the Small Cap Series among the Trust, DSI and Fred Alger Management, Inc.

      (K) A new Portfolio Management Agreement with respect to the Value Equity Series among the Trust, DSI and Eagle Asset Management, Inc.

3. To approve a change in a fundamental investment restriction with respect to the All-Growth Series.

4. To approve a change in a fundamental investment limitation with respect to the Hard Assets Series.

5. To elect a new Trustee to hold office until her successor is elected and qualified.

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on August 29, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees

                                        /s/ Myles R. Tashman

                                        Myles R. Tashman,
                                        Secretary

September 11, 1997.

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF ALL PROPOSALS.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

                        THE GCG TRUST
              1001 JEFFERSON STREET, SUITE 400
                    WILMINGTON, DE 19801
                       (800-366-0066)
                 ___________________________

                       PROXY STATEMENT
                ____________________________

               SPECIAL MEETING OF SHAREHOLDERS
                       OCTOBER 9, 1997

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, on October 9, 1997, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 12, 1997.

   The Board has fixed the close of business on August 29, 1997, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

   The Board is soliciting shareholder votes on proposals affecting more than one Series. The following tables summarize the proposals and indicate which shareholders are being requested to vote on each proposal:

                                                SERIES
                                   ----------------------------------------
                                   ALL-   CAPITAL EMERGING  FULLY     HARD
                                   GROWTH APPREC- MARKETS   MANAGED  ASSETS
                                          IATION
                                   ------ ------- --------  -------  ------

Proposal 1 -- Approval of new        X       X        X        X       X
Management Agreement

Proposal 2 -- Approval of new        X       X        X        X       X
Portfolio Management Agreements     2(A)    2(B)     2(C)     2(D)     2(E)

Proposals 3 and 4 -- Changes in      X                                 X
Fundamental Investment Limitations  (3)                           (4)

Proposal 5 -- Elect New Trustee      X       X        X        X       X

                                  LIMITED
                                  MATURITY LIQUID  MANAGED   MARKET  MULTIPLE
                                  BOND     ASSET   GLOBAL    MANAGER ALLOCATION
                                  -------- ------  -------   ------- ----------

Proposal 1 -- Approval of New        X       X        X        X       X
Management Agreement

Proposal 2 -- Approval of New        X       X        X        X       X
Portfolio Management Agreements     2(F)    2(F)     2(C)     2(F)     2(G)

Proposals 3 and 4 -- Changes in
Fundamental Investment Limitations

Proposal 5 -- Elect New Trustee      X       X        X        X       X

                                   REAL    RISING    SMALL  STRATEGIC VALUE
                                   ESTATE  DIVIDENDS CAP    EQUITY    EQUITY
                                   ------  --------- -----  --------- ------

Proposal 1 -- Approval of New        X       X        X        X       X
Management Agreement

Proposal 2 -- Approval of New        X       X        X        X       X
Portfolio Management Agreements     2(H)   2(I)     2(J)     2(G)     2(K)

Proposals 3 and 4 -- Changes in
Fundamental Investment Limitations

Proposal 5 -- Elect New Trustee      X       X        X        X       X


   The Trust is comprised of sixteen operational portfolios or "Series" of which this Proxy Statement deals with fifteen Series. Shares of each Series currently are offered to insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by insurance companies. Some of these separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such Participating Insurance Company will vote Shares or other voting interests in the separate accounts in proportion to the instructions received from Variable Contract Owners. The insurance company is also required to vote Shares of the Series held in each registered separate account for which it has not received signed instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by a Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of Shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on October 8, 1997, as the last day on which voting instructions will be accepted. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Participating Insurance Companies or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Equitable of Iowa Companies.

VOTING.
   Shares which represent interests in a particular Series of the Trust vote separately on those matters which pertain only to that Series. These matters are Proposals 1, 2, 3, 4, and as appropriate, any other business which may properly come before the Meeting. With respect to such matters, a vote of all Shareholders of the Trust may not be binding on a Series whose Shareholders have not approved such matter. The voting requirement for approval of each proposal requires, a vote of the "majority of the outstanding voting securities" of a Series which means the lesser of: (i) 67% or more of the voting Shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting Shares of the Series. The election of a new Trustee under Proposal 5 requires the approval of the holders of a majority of the outstanding Shares of the Trust as a whole.

   A Portfolio Management Agreement must be approved separately by each Series to which the Portfolio Management
Agreement pertains. Approval of each Portfolio Management
Agreement is contingent upon approval of the New Management
Agreement (as defined below) by the shareholders of the pertinent Series. If the New

Management Agreement is
approved and the New Portfolio Management Agreements (as defined below) are each approved by a majority vote of the outstanding Shares of the applicable Series, the New Portfolio Management Agreement will take effect concurrently with the New Management Agreement. If the shareholders of a Series should fail to approve either the New Management Agreement or the New Portfolio Management Agreement, the Board shall meet to consider appropriate action. If the shareholders of a Series should fail to approve a New Portfolio Management Agreement that pertains to more than one Series, the Portfolio Manager may serve under the Portfolio Management Agreement with respect to any Series whose shareholders have approved the Portfolio Management Agreement. In such event, the Board shall meet to consider appropriate action.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

   The presence in person or by proxy of the holders of thirty percent of the outstanding Shares is required to constitute a quorum at the Meeting. Since the Participating Insurance Companies are the legal owners of substantially all of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

The Trust knows of no items of business, other than those mentioned in Proposals 1 through 5 of the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND INFORMATION.
   Directed Services, Inc. ("DSI"), 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, is the Trust's Manager and Distributor. See Attachment B for a list of the directors and principal executive officer of DSI. DSI is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Equitable of Iowa is a holding company for the following companies: Equitable Life Insurance Company of Iowa ("Equitable Life"), Golden American Life Insurance Company, ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden"), Equitable American Insurance Company ("Equitable American"), USG Annuity & Life Company ("USG"), Locust Street Securities, Inc., ("Locust Street") and Equitable Investment Services, Inc. ("EISI"). EISI also serves as portfolio manager to three Series of the Trust. Equitable of Iowa's principal executive offices are located at 909 Locust Street, Des Moines, Iowa 50306.

   On July 7, 1997, Equitable of Iowa entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge, subject to certain conditions and regulatory approvals (the "Transaction"). Consummation of the Transaction is anticipated to occur during the fourth quarter of 1997 and may constitute an "assignment" (as defined in the 1940 Act) of the current Management Agreement between the Trust and DSI ("Current Management Agreement"). Additionally, consummation of the Transaction may constitute an assignment of the current Portfolio Management Agreements between the Trust, DSI and the respective Portfolio Managers of the Series of the Trust. None of the affiliates of Equitable of Iowa is currently affiliated with ING.

   ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services. ING has extensive operations in Europe, North America, South America, Africa, Asia and Australia. In 1996, ING had gross written premiums of NLG 24,332 million, making it the largest insurer in the Netherlands. Management believes that at December 31, 1995, ING was the 11th largest insurer in Europe and the 32nd largest insurer in the world, based on gross written premiums. At the end of 1996, ING Bank had total assets of NLG 311.4 billion, making it the third largest bank in the Netherlands. Management believes that at December 31, 1995, ING Bank was the 32nd largest bank in Europe and the 51st largest bank in the world based on total assets. Management also believes that, based on consolidated total assets at December 31, 1995, ING was the 33rd largest financial institution in the world. ING's products and services are marketed under a variety of well recognized and strong brand names, including Nationale-Nederlanden, ING Bank and ING Barings worldwide; Postbank in the Netherlands; Mercantile Mutual in Australia; NN Financial, Commerce Group, Belair, Halifax and Western Union in Canada; and Life of Georgia, Southland Life, Security Life, Indiana Insurance, Peerless Insurance, and Excelsior Insurance in the United States. For the year ended December 31, 1996 ING's total income was NLG 47,551 million ($24,220 million) and its net profit was NLG 3,321 million ($1,691.80 million). ING had consolidated total assets of NLG 483.9 billion ($246.51 billion) at the end of 1996. The translations of Dutch guilders ("NLG") into U.S. dollars have been made at the rate of NLG 1.9630 to $1.00, the noon buying rate in New York City for cable transfers in guilders as certified for customs purposes by the Federal Reserve Bank of New York on June 30, 1997. ING's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

   PFHI is a Delaware corporation and a wholly owned subsidiary of ING. Equitable of Iowa will be merged with and into PFHI, with PFHI as the surviving entity. PFHI will succeed to the business of Equitable of Iowa and will take Equitable of Iowa's name upon the consummation of the Transaction. PFHI's principal executive offices are located at 5780 Powers Ferry Road, Atlanta, Georgia 30327.

   Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.

   The second condition of Section 15(f) is that during the three-year period immediately following consummation of a transaction to which Section 15(f) is applicable, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of such investment company's investment adviser or predecessor adviser. The Board of Trustees currently consists of eight Trustees, one of whom, Mr. Terry L. Kendall, is an interested person of DSI and another of whom, Mr. Paul R. Schlaack, is an interested person of EISI. Ms. Elizabeth J. Newell, who is not an "interested person" of the Trust, DSI or EISI, is proposed to be elected as a Trustee. (See Proposal 5.)

   It is anticipated that in the near future a process will be undertaken by the Trust to add several new series to the Trust. The shares of these new series would be available for the substitution of shares from selected series of the Equi-Select Series Trust by the Participating Insurance Companies. Other existing series of the Trust may also be effected by the substitution process. This process will be subject to the review and approval of the Securities and Exchange Commission. The purpose of undertaking this process is primarily to provide increased efficiencies for the Trust and over time to eliminate the Equi-Select Series Trust, which will indirectly be beneficial to the Variable Contract Owners. The process is not effected by the Transaction, and none of the Proposals to be considered at the Meeting pertains to this process.

                         PROPOSAL 1
           APPROVAL OF A NEW MANAGEMENT AGREEMENT
        BETWEEN THE TRUST AND DIRECTED SERVICES, INC.

   As stated above, consummation of the Transaction may constitute an "assignment" of the Current Management
Agreement. As required by the 1940 Act, the Current
Management Agreement provides for automatic termination in the event of an assignment. In anticipation of the consummation of the Transaction, and in order for DSI to continue to serve as Manager to the Trust afterwards, a new
Management Agreement between DSI and the Trust ("New
Management Agreement") must be approved (i) by a majority vote of the Board, including a majority of the non-interested Trustees of the Trust, and (ii) as to each Series, by holders of a majority of the outstanding voting securities of each such Series of the Trust. The New
Management Agreement is included as Attachment A.

   At the Board meeting held on August 19, 1997, the Trustees, including all of the non-interested Trustees, concluded that, if the Transaction occurs, entry by the Trust into the New Management Agreement would be in the best interests of the Trust and the Trust's shareholders. The Board unanimously approved the New Management Agreement and recommended such New Management Agreement for approval by the shareholders of the Trust at the meeting. The New Management Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval, or
(ii) the closing of the Transaction. The New Management Agreement, if approved by shareholders, will continue in effect until two years after its effective date and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

   In the event that shareholders of the Trust do not approve the New Management Agreement, ING and PFHI have reserved the right to determine whether to consummate the Transaction. If the Transaction is not consummated, DSI would continue to serve as Manager of all Series of the Trust under the Current Management Agreement.

   The Current Management Agreement, dated August 13, 1996, and amended on May 1, 1997, provides, among other things, that DSI is appointed as manager of the activities of the Trust, subject to the direction of the Board of Trustees. As such, DSI has agreed to provide advisory, management, administrative, and other services with respect to each Series of the Trust. Further, DSI in fulfilling its obligations has agreed to provide general, overall advice and guidance with respect to each Series and provide advice and guidance to the Trustees, and oversee the management of the investments of each Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition of such securities and cash, all in accordance with each Series' investment objectives and policies as stated in the Trust's current registration statement. Additionally, DSI has agreed to select and recommend for consideration by the Trust's Board of Trustees investment advisory firms to provide investment advice to one or more of the Series, and, at the expense of DSI, to engage such investment advisory firms ("the Portfolio Managers") to render investment advice and management of the investments of such Series. DSI has agreed to monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series and to monitor their activities to ensure compliance with the 1940 Act and all applicable federal and state laws and regulations. DSI also has agreed to provide or procure on behalf of the Trust, at DSI's expense, custodian, portfolio accounting and transfer agency, dividend disbursing and other services necessary for the ordinary operation of the Trust. Under the New Management Agreement, all services provided by DSI would continue.

   Pursuant to the Current Management Agreement, neither DSI nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with any act or omission connected with or arising out of any services rendered under the Current Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSI's duties, or by reason or reckless disregard of DSI's obligations and duties under the Current Management Agreement.

   The Current Management Agreement also provides that, except as otherwise may be required by the 1940 Act, neither DSI nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Managers' stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio

Management Agreement,
except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSI's duties under the Current Management Agreement, or by reason of reckless disregard of DSI's obligations and duties under the Current Management Agreement. Under the New Management Agreement, the same rights will be granted to and the same responsibilities will be imposed on DSI.

   The Current Management Agreement was last submitted to and approved by shareholders of the Trust on July 29, 1996, as required under the 1940 Act pending an assignment of the previous management agreement due to occur with the change of ownership of DSI in connection with the acquisition of DSI and its affiliates by Equitable of Iowa (the "previous DSI change of ownership"). Additionally, on April 29, 1997 the shareholders of the Emerging Market Series amended the Current Management Agreement to increase the fee paid to DSI with respect to that Series only. The Current Management Agreement provides that it may be terminated at any time without payment of any penalty, by DSI or the Board, or by a vote of a majority of the outstanding voting shares of each Series. Additionally, the Current Management Agreement automatically and immediately terminates in the event of its assignment.

   As compensation for the actions of DSI, under the Current Management Agreement, the Trust pays DSI the following fee at an annual rate equal to a percentage of the average daily net assets of each Series (based on combined assets of the indicated groups of Series) which fee is computed and accrued daily and paid monthly (except for the Market Manager Series which is paid quarterly):

 SERIES                             RATE
 ------                             ----

 All-Growth, Capital
 Appreciation,                           1.00% of first $750 million;
 Fully Managed, Multiple Allocation,     0.95% of next $1.25 billion;
 Hard Assets, Real Estate,               0.90% of next $1.5 billion; and
 Rising Dividends, Small Cap,            0.85% of amount in excess of $3.5
 Strategic Equity and Value Equity       billion.

 Limited Maturity Bond                   0.60% of first $200 million;
 and Liquid Asset                        0.55% of next $300 million; and
                                        0.50% of amount in excess of $500
                                        million.

 Emerging Markets                        1.75%

 Market Manager                          1.00%

 Managed Global                          1.25% of first $500 million; and
                                        1.05% of amount in excess of $500
                                        million.

   Under the New Management Agreement, the schedule of compensation payable to DSI will not change. During 1996, the Trust paid DSI pursuant to the scheduled compensation described above the following fee amounts:

            SERIES                 AGGREGATE FEE
            ------                 -------------

            All-Growth             $  910,039
            Capital Appreciation   $1,335,410
            Emerging Markets       $  791,005
            Fully Managed          $1,266,104
            Hard Assets            $  362,600
            Limited Maturity Bond  $  497,345
            Liquid Asset           $  240,479
            Managed Global         $  580,653
            Market Manager         $   57,847
            Multiple Allocation    $2,892,936
            Real Estate            $  371,844
            Rising Dividends       $  989,772

           SERIES (CONTINUED)     AGGREGATE FEE
            ------------------     -------------

            Small Cap              $180,699
            Strategic Equity       $195,979
            Value Equity           $379,126

   There were no other material payments made by any Series to DSI, or any affiliated person of DSI, during 1996.

   The Trust has entered into a Distribution Agreement with DSI to serve as the Distributor of Shares of the Trust. DSI is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"), and acts as Distributor, without remuneration from the Trust. DSI also serves as the Distributor for the Variable Contracts issued by Golden American. After an initial two-year term, the Distribution Agreement continues in effect from year to year provided such continuance is approved at least annually with respect to the Trust by the Board (or by the Shareholders of the Trust) and by the non-interested Trustees. As required by the 1940 Act, the Distribution Agreement provides for its automatic termination in the event of an assignment. As noted above, consummation of the Transaction may constitute an assignment under the 1940 Act. The Board, including the non-interested Trustees, has approved a new Distribution Agreement between the Trust and DSI, on the same terms and conditions as the current Distribution Agreement (except for dates of execution, effectiveness and termination), which new Distribution Agreement will take effect in the event the Transaction is consummated.

   See Attachment B for a list of the directors and principal executive officer of DSI.

BOARD OF TRUSTEES' EVALUATION. The Board, including the non-interested Trustees, has determined that, by approving the New Management Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by DSI will continue after the Transaction without interruption. The Board has determined that, as with the Current Management Agreement, the New Management Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

   IN EVALUATING THE NEW MANAGEMENT AGREEMENT, THE BOARD
TOOK INTO ACCOUNT THAT, EXCEPT FOR THE DATES OF EXECUTION,
EFFECTIVENESS AND TERMINATION, THERE ARE NO DIFFERENCES
BETWEEN THE TERMS AND CONDITIONS OF THE TRUST'S CURRENT
MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT,
INCLUDING THE TERMS RELATING TO THE SERVICES TO BE PROVIDED
THEREUNDER BY DSI AND THE FEES AND EXPENSES PAYABLE BY THE
TRUST.

   The Board also considered the terms of the New Management Agreement, and the possible effects of the Transaction upon the Trust and DSI's organization, and upon the ability of DSI to provide advisory and other services to the Trust. The Board also considered the qualifications of DSI to provide an appropriate range of management and administrative services, the performance record of DSI, the financial condition of DSI and the anticipated working relationship between DSI and ING. In light of the circumstances, the Trustees concluded that the terms of the New Management Agreement are fair and reasonable.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW MANAGEMENT AGREEMENT, RECOMMENDS APPROVAL OF THE NEW
MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DSI.

                     PROPOSALS 2(A)-2(K)
APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS FOR THE ALL-GROWTH SERIES, CAPITAL APPRECIATION SERIES, EMERGING MARKETS SERIES, MANAGED GLOBAL SERIES, FULLY MANAGED SERIES, HARD ASSETS SERIES, LIMITED MATURITY BOND SERIES, LIQUID ASSET SERIES, MARKET MANAGER SERIES, MULTIPLE ALLOCATION SERIES, STRATEGIC EQUITY SERIES, REAL ESTATE SERIES, RISING DIVIDENDS SERIES,
SMALL CAP SERIES AND VALUE EQUITY SERIES.

   As stated above, the Transaction will result in a change of control of DSI and may operate to terminate automatically the Portfolio Management Agreements currently applicable to each of the previously identified

Series (collectively, the
"Current Portfolio Management Agreements"). In order for the management of each Series to continue uninterrupted after the Transaction, shareholder approval of "New Portfolio
Management Agreements" is being sought.

   Each of the Current Portfolio Management Agreements requires the Portfolio Manager to provide, subject to supervision of the Trust's Board of Trustees and DSI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. Generally, the Current Portfolio Management Agreements state that the Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies. Under the New Portfolio Management Agreements, all services and responsibilities of the Portfolio Managers would continue.

   Pursuant to each of the Current Portfolio Management Agreements, a Portfolio Manager is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the applicable agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Portfolio Management Agreements, the same responsibilities will be imposed on the Portfolio Managers.

   Each of the Current Portfolio Management Agreements provides that it will terminate automatically in the event of its "assignment," as that term is defined in the 1940 Act. In addition, each such agreement may be terminated by DSI or by the Portfolio Manager upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Board or a majority of the outstanding Shares of the applicable Series, upon 60 days' written notice to DSI and the Portfolio Manager.

   For the services provided by the Portfolio Managers pursuant to each of the Current Portfolio Management
Agreements, DSI, and not the Trust, pays a monthly fee
(except for the Market Manager Series which is paid quarterly) at the following annual rates, which are expressed as percentages of the value of the average daily net assets of each Series:

PORTFOLIO MANAGER                         SERIES                   RATE
-----------------                         ------                   ----

Pilgrim Baxter & Associates, Ltd.         All-Growth               0.55%
("Pilgrim")

Chancellor LGT Asset Management, Inc.     Capital Appreciation     0.50%
("Chancellor")

Putnam Investment Management, Inc.        Emerging Markets         1.00% of first $150 million;
("Putnam")                                                              0.95% of next $150 million; and
                                                                        0.85% of over $300 million.

T. Rowe Price Associates, Inc.            Fully Managed            0.50%
("T. Rowe Price")

Van Eck Associates Corporation            Hard Assets              0.50%
("Van Eck")

Equitable Investment Services, Inc.       Limited Maturity         0.30% of first $25 million;
("EISI")                                  Bond                     0.25% of the next $50 million;
                                                                   0.20% of the next $25 million; and
                                                                   0.15% of over $150 million;
                                                                   subject to a minimum annual
                                                                   fee of $35,000

                             8

PORTFOLIO MANAGER (CONTINUED)             SERIES                   RATE
-----------------------------             ------                   ----

EISI                                      Liquid Assets            0.20% of first $25 million;
                                                                   0.15% of the next $50 million; and
                                                                   0.10% of over $75 million;
                                                                   subject to a minimum annual
                                                                   fee of $35,000

Putnam                                    Managed Global           0.70% of first $300 million; and
                                                                   0.60% of over $300 million

EISI                                      Market Manager           0.50%

Zweig Advisors Inc.                       Multiple Allocation      0.50%
("Zweig")

E.I.I. Realty Securities,Inc.             Real Estate              0.50%
("E.I.I. Realty")

Kayne, Anderson Investment                Rising Dividends         0.50%
 Management, L.P.
("Kayne Anderson")

Fred Alger Management, Inc.               Small Cap                0.50%
("Fred Alger")

Zweig                                     Strategic Equity         0.50%

Eagle Asset Management, Inc.              Value Equity             0.50%
("Eagle Asset")

   Under the New Portfolio Management Agreements, the schedule of compensation payable to the Portfolio Managers will not change.

   Fees paid by DSI to the Portfolio Managers for their services under the Old Portfolio Management Agreements for the year ended December 31, 1996, were as follows:
Chancellor - $673,180 for the Capital Appreciation Series;
T. Rowe Price - $638,243 for the Fully Managed Series;
Van Eck - $182,786 for the Hard Assets Series; EISI - $79,768 for the Limited Maturity Bond Series and $28,206 for the Liquid Asset Series; Zweig - $1,458,329 for the Multiple Allocation Series and $98,793 for the Strategic Equity Series; E.I.I. Realty - $187,447 for the Real Estate Series; Kayne Anderson - $498,776 for the Rising Dividends Series; Fred Alger - $91,090 for the Small Cap Series and Eagle Asset - $191,117 for the Value Equity Series. Pilgrim became portfolio manager of the All-Growth Series on February 3, 1997. Putnam became portfolio manager of the Emerging Markets Series and the Managed Global Series on March 1, 1997. EISI became portfolio manager of the Market Manager Series on May 1, 1997.

THE NEW PORTFOLIO MANAGEMENT AGREEMENTS. At the August 19, 1997 meeting of the Board, each of the New Portfolio Management Agreements was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Portfolio Management Agreements or interested persons of such parties. The New Portfolio Management Agreements with Pilgrim, Chancellor, Putnam, T. Rowe Price, Van Eck, EISI, Zweig, E.I.I. Realty, Kayne Anderson, Fred Alger, and Eagle Asset, are included as Exhibits A, B, C, D, E, F, G, H, I, J and K, respectively.

   The New Portfolio Management Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which the New Portfolio Management Agreement applies. The New Portfolio Management Agreements must be voted upon separately by the Series to which a New Portfolio Management Agreement pertains. If the New Portfolio Management Agreement is approved by the vote of a majority of the outstanding voting shares of the applicable Series, it will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. For this purpose, the vote of the holders of a majority of the

Series' outstanding shares means the lesser of: (i) 67% or more of the voting shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Series. If the shareholders of a Series should fail to approve the New Portfolio Management Agreement that pertains to that Series, the Portfolio Manager may continue to serve in that capacity with respect to any other Series whose shareholders approve the New Portfolio Management Agreement. In such an event, the Trustees shall meet to consider appropriate action. If the shareholders of any Series should fail to approve any of the New Portfolio Management Agreements, ING and PFHI have reserved the right to determine whether to consummate the Transaction. If the Transaction is not consummated, the Portfolio Managers will continue to service all Series of the Trust under the Current Portfolio Management Agreements.

   The terms of each of the New Portfolio Management Agreements are identical in all material respects, including the fees payable to the Portfolio Managers, to the terms of the Current Portfolio Management Agreements. Except as noted in the following sections for EISI with respect to the Market Manager Series and for Pilgrim, Chancellor, and Putnam for the Series they manage, each of the Current Portfolio Management Agreements was approved by the Board on June 10, 1996 and was last submitted to and approved by shareholders of the respective Series at a meeting held on Jule 29, 1996, pending the previous DSI change of ownership.

                        PROPOSAL 2(A)
   APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH PILGRIM
                  FOR THE ALL-GROWTH SERIES

INFORMATION ABOUT PILGRIM

   Pilgrim, with offices at 1255 Drummers Lane, Suite 300,
Wayne, Pennsylvania 19087, together with its predecessor corporations was founded in 1982. Pilgrim, a Delaware corporation, is a wholly owned subsidiary of United Asset
Management Corporation, a publicly traded company. Pilgrim is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, trust and estates, and other investment companies. As of December 31, 1996, Pilgrim managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets.

   Pilgrim assumed portfolio management of the All-Growth Series pursuant to a Portfolio Management Agreement dated February 3, 1997, among the Trust, DSI, and Pilgrim. The Portfolio Management Agreement was approved by the Board on January 23, 1997 and was approved by shareholders of the All-Growth Series at a meeting held on April 29, 1997, where the shareholders also approved a fee increase from 0.50% to the current rate of 0.55% of the average daily net assets of the Series.

   The New Portfolio Management Agreement is included as Exhibit A. See Exhibit L for a list of the directors and the principal executive officer of Pilgrim and a table setting forth the other investment companies with similar investment objectives to those of the All-Growth Series for which Pilgrim serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(A).
   In determining whether to approve the New Portfolio Management Agreement for the All-Growth Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Pilgrim, considered various matters and materials provided by DSI and Pilgrim. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Pilgrim for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Pilgrim; and (5) the financial condition of Pilgrim.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND PILGRIM.

                        PROPOSAL 2(B)
 APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH CHANCELLOR
             FOR THE CAPITAL APPRECIATION SERIES

INFORMATION ABOUT CHANCELLOR

   Chancellor, with offices at 1166 Avenue of the Americas, New York, New York 10036, is a New York State chartered limited purpose trust company. Chancellor is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996 the Capital Appreciation Series was managed by Chancellor's predecessor, Chancellor Trust
Company.

   LGT and its worldwide affiliates provide global asset management and private banking products, and as of December
31, 1996 were entrusted with approximately $84 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

   The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor's and its predecessors' management of the Series), are Warren Shaw and Ted
Ujazdowski. Mr. Shaw, Chief Executive Officer and Chief
Investment Officer of Chancellor since 1994, previously served as President since 1994 and Managing Director since
1988. Mr. Shaw is currently acting in a transitional capacity and will resign from his responsibilities with Chancellor effective no later than December 31, 1997. It is anticipated that Ellen Adams will assume Mr. Shaw's portfolio management responsibilities with the Series. Ms.
Adams has served as a director of Equity Research from 1993 to 1995, as a Portfolio Manager and Analyst from 1992 to 1993. Mr. Ujazdowski has served as Managing Director of
Chancellor LGT since 1989.

   Prior to July 27, 1993, Chancellor Capital Management, Inc. served as Portfolio Manager to the Capital Appreciation Series. Chancellor became the Portfolio Manager on July 27, 1993 pursuant to an assignment agreement. This assignment did not result in any change in the personnel managing the assets of the Capital Appreciation Series.

   Chancellor manages the assets of the Capital Appreciation Series pursuant to a Portfolio Management Agreement dated October 31, 1996 among the Trust, DSI, and Chancellor. The Portfolio Management Agreement was approved by the Board on September 17, 1996. The Portfolio Management Agreement was approved by shareholders of the Capital Appreciation Series at a meeting held on October 29, 1996. Approval was sought under the requirements of the 1940 Act pending the acquisition Chancellor by LGT.

   The New Portfolio Management Agreement is included as Exhibit B. See Exhibit M for a list of the directors and the principal executive officer of Chancellor and a table setting forth the other investment companies with similar investment objectives to those of the Capital Appreciation Series including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(B).
   In determining whether to approve the New Portfolio Management Agreement for the Capital Appreciation Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Chancellor, considered various matters and materials provided by DSI and Chancellor. Information considered by the Trustees included, among other things, the following:
(1) the compensation to be received by Chancellor for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Chancellor; and (5) the financial condition of Chancellor.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND CHANCELLOR.

                        PROPOSAL 2(C)
 APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH PUTNAM FOR
    THE EMERGING MARKETS SERIES AND MANAGED GLOBAL SERIES

INFORMATION ABOUT PUTNAM

   Putnam, with offices at One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., which is in turn wholly owned by Marsh & McLennan Companies, Inc., whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of June 30, 1997, Putnam and its affiliates managed approximately $207 billion of assets. Putnam assumed portfolio management of the Emerging Markets Series and Managed Global Series on March 1, 1997.

   Putnam manages the assets of the Emerging Markets Series and Managed Global Series pursuant to a Portfolio Management Agreement dated March 1, 1997, among the Trust, DSI, and Putnam. The Portfolio Management Agreement was approved by the Board on January 23, 1997 and was approved by shareholders of the Emerging Market Series and Managed Global Series on April 29, 1997, at which time an increase in the fees payable to Putnam was authorized.

   The New Portfolio Management Agreement, which is titled Sub-Advisory Agreement, is included as Exhibit C. See Exhibit N for a list of the directors and the principal executive officer of Putnam and a table setting forth the other investment companies managed by Putnam with similar investment objectives to those of the Emerging Markets Series and Managed Global Series, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(C).
   In determining whether to approve the New Portfolio Management Agreement for the Emerging Markets Series and Managed Global Series and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Putnam, considered various matters and materials provided by DSI and Putnam. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Putnam for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Putnam; and (5) the financial condition of Putnam.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND PUTNAM.

                        PROPOSAL 2(D)
   APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH T. ROWE
                            PRICE
                FOR THE FULLY MANAGED SERIES

INFORMATION ABOUT T. ROWE PRICE

     T. Rowe Price manages the assets of the Fully Managed
Series pursuant to a Portfolio Management Agreement dated
August 13, 1996. T. Rowe Price, with offices at 100 East
Pratt St., Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. and currently serves as investment adviser to the Fully Managed Series. As of December 31, 1996, T. Rowe Price and its affiliates managed over $99.4 billion in assets.

   The New Portfolio Management Agreement is included as Exhibit D. See Exhibit O for a list of the directors and the principal executive officer of T. Rowe Price and a table setting forth the other investment companies with similar investment objectives to those of the Fully Managed Series, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(D).
   In determining whether to approve the New Portfolio Management Agreement for the Fully Managed Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or T. Rowe Price, considered various matters and materials provided by DSI and T. Rowe Price. Information considered by the Trustees included, among other things, the following:
(1) the compensation to be received by T. Rowe Price for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of T. Rowe Price; and (5) the financial condition of T. Rowe Price.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND T. ROWE PRICE.

                        PROPOSAL 2(E)
   APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH VAN ECK
                 FOR THE HARD ASSETS SERIES

INFORMATION ABOUT VAN ECK

   Van Eck manages the assets of the Hard Assets Series pursuant to a Portfolio Management Agreement dated August 13, 1996. Van Eck, with offices at 99 Park Avenue, New York, New York 10016, serves as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addition, Van Eck acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. Total aggregate assets under management of Van Eck as of December 31, 1996 were approximately $1.7 billion. John C. van Eck and members of his family own 100% of the stock of Van Eck.

   The New Portfolio Management Agreement is included as Exhibit E. See Exhibit P for a list of the directors and the principal executive officers of Van Eck and a table setting forth the other investment companies with similar investment objectives to those of the Hard Assets Series for which Van Eck serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(E).
   In determining whether to approve the New Portfolio Management Agreement for the Hard Assets Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Van Eck, considered various matters and materials provided by DSI and Van Eck. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Van Eck for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Van Eck; and (5) the financial condition of Van Eck.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND VAN ECK.

                        PROPOSAL 2(F)
      APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
       WITH EISI FOR THE LIMITED MATURITY BOND SERIES,
        LIQUID ASSET SERIES AND MARKET MANAGER SERIES

INFORMATION ABOUT EISI

   EISI, with offices at 909 Locust Street, Des Moines, Iowa 50309, is an Iowa corporation. EISI is a wholly owned subsidiary of Equitable of Iowa and an affiliate of Equitable Life, Equitable American, First Golden, Golden American, USG, DSI and Locust Street. Upon consummation of the Transaction all of these entities will be deemed to be controlled by ING. EISI is the investment adviser to, and administrator of, the Equi-Select Series Trust. The Equi-Select Series Trust is the investment medium for variable annuities issued by Equitable Life. As of June 30, 1997 the Equi-Select Series Trust had assets of approximately $522 million. In addition to its responsibility for the overall management of the investment strategies and policies of the nine portfolios of the Equi-Select Series Trust, EISI directly manages the Money Market Portfolio, Mortgage-Backed Securities Portfolio, and Advantage Portfolio of the Equi-Select Series Trust. Additionally, EISI serves as the investment adviser to Equitable American, Equitable Life, Golden American and USG, and in such capacity EISI manages over $9.9 billion of their general account assets, comprised primarily investment grade corporate bonds, mortgage backed securities, non-investment grade corporate bonds, and commercial mortgages.

   EISI manages the assets of the Limited Maturity Bond Series and Liquid Asset Series pursuant to a Portfolio Management Agreement which was approved by the Board of Trustees on June 10, 1996, and by the shareholders of the Limited Maturity Bond Series and the Liquid Asset Series on July 29, 1996 to approve EISI as the portfolio manager. EISI manages the Market Manager Series pursuant to an amendment to the Portfolio Management Agreement which was approved by the Board on January 23, 1997 and by the shareholders of the Market Manager Series on April 29, 1997.

   The New Portfolio Management Agreement is included as Exhibit F. See Exhibit Q for a list of the directors and the principal executive officer of EISI and a table setting forth the other investment companies with similar investment objectives to those of the Limited Maturity Bond Series, Liquid Asset Series or Market Managing Series for which EISI serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(F).
   In determining whether to approve the New Portfolio Management Agreement for Limited Maturity Bond Series, Liquid Asset Series and Market Manager Series and to recommend approval to the Shareholders, the Board, including the Trustees who are not interested persons of the Trust, DSI or EISI, considered several factors, including: (1) the compensation to be received by EISI for its investment advisory services and the fairness and reasonableness of the compensation and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of EISI; (5) the financial condition of EISI; and (6) the anticipated working relationship among DSI and EISI and ING.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI AND EISI.

                        PROPOSAL 2(G)
    APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH ZWEIG
   FOR THE MULTIPLE ALLOCATION SERIES AND STRATEGIC EQUITY
                           SERIES

INFORMATION ABOUT ZWEIG

   Zweig manages the assets of the Multiple Allocation Series and Strategic Equity Series pursuant to a Portfolio Management Agreement dated August 13, 1996. Zweig, with offices at 900 Third Avenue, New York, New York 10022, was organized on May 7, 1986. Dr. Martin E. Zweig, the President of Zweig, has been engaged in the business of providing investment advisory and portfolio management services for over 25 years. He is the President and/or Chairman of investment advisory firms which, as of June 30, 1997, managed in excess of $6 billion in total assets. Zweig currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversified management investment company. Dr. Zweig owns approximately 64% of the outstanding shares of Zweig.

   Zweig Securities Corp. is a registered broker-dealer which is affiliated with Zweig. During the fiscal year ended December 31, 1996, the Multiple Allocation Series paid $42,834 (9.07% of total brokerage commissions) to Zweig Securities Corp.

   The New Portfolio Management Agreement is included as Exhibit G. See Exhibit R identifying the director and the principal executive officer of Zweig and a table setting forth the other investment companies with similar investment objectives to those of the Multiple Allocation Series and Strategic Equity Series for which Zweig serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(G).
   In determining whether to approve the New Portfolio Management Agreement for the Multiple Allocation Series and Strategic Equity Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Zweig, considered various matters and materials provided by DSI and Zweig. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Zweig for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Zweig; and (5) the financial condition of Zweig.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND ZWEIG.

                        PROPOSAL 2(H)
       APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
          E.I.I. REALTY FOR THE REAL ESTATE SERIES

INFORMATION ABOUT E.I.I. REALTY

   E.I.I. Realty manages the assets of the Real Estate Series pursuant to a Portfolio Management Agreement dated August 13, 1996. E.I.I. Realty, with offices at 667 Madison Avenue, 16th Floor, New York, New York 10021, serves as investment adviser to the Real Estate Series. E.I.I. Realty is a professional investment adviser which, with its affiliates, has been providing services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1996, E.I.I. Realty and/or its affiliates had investment management authority with respect to approximately $965 million of real estate securities assets. E.I.I. Realty is a wholly owned subsidiary of European Investors Incorporated.

   The New Portfolio Management Agreement is included as Exhibit H. See Exhibit S for a list of the directors and the principal executive officer of E.I.I. Realty and a table setting forth the other investment companies with similar investment objectives to those of the Real Estate Series for which E.I.I. Realty serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(H).
   In determining whether to approve the New Portfolio Management Agreement for the Real Estate Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or E.I.I. Realty, considered various matters and materials provided by DSI and E.I.I. Realty. Information considered by the Trustees included, among other things, the following:
(1) the compensation to be received by E.I.I. Realty for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of E.I.I. Realty; and (5) the financial condition of E.I.I. Realty.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND E.I.I. REALTY.

                        PROPOSAL 2(I)
       APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
       KAYNE ANDERSON FOR THE RISING DIVIDENDS SERIES

INFORMATION ABOUT KAYNE ANDERSON

   Kayne Anderson manages the assets of the Rising Dividends Series pursuant to a Portfolio Management Agreement dated August 13, 1996. Kayne Anderson, with offices at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067, is a registered investment adviser organized on June 24, 1994 as a California limited partnership succeeding to the investment advisory business of Kayne Anderson Investment Management, Inc., which was formed in 1984. Kayne Anderson is in the business of furnishing investment advice to institutional and private clients. The General Partner of Kayne Anderson is KAIM Traditional LLC (the "LLC"), a California limited liability company. Messrs. Kayne, Anderson and Rudnick in the aggregate own 80% of the LLC. As of December 31, 1996, Kayne Anderson managed portfolios which, in the aggregate, amounted to approximately
$2.1 billion.

   The New Portfolio Management Agreement is included as
Exhibit I. See Exhibit T for a list of the principal executive officer of Kayne Anderson and the members of the LLC and a table setting forth the other investment companies with similar investment objectives to those of the Rising Dividends Series for which Kayne Anderson serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(I).
   In determining whether to approve the New Portfolio Management Agreement for the Rising Dividends Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Kayne Anderson, considered various matters and materials provided by DSI and Kayne Anderson. Information considered by the Trustees included, among other things, the following:
(1) the compensation to be received by Kayne Anderson for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement under the New Portfolio Management Agreement; (4) the background and prior experience of Kayne Anderson; and (5) the financial condition of Kayne Anderson.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND KAYNE ANDERSON.

                        PROPOSAL 2(J)
       APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
             FRED ALGER FOR THE SMALL CAP SERIES

INFORMATION ABOUT FRED ALGER

   Fred Alger manages the assets of the Small Cap Series pursuant to a Portfolio Management Agreement dated August 13, 1996. Fred Alger, with offices at 75 Maiden Lane, New York, New York 10038, serves as investment adviser to the Small Cap Series. Fred Alger has been in the business of providing investment advisory services since 1964 and, as of June 30, 1997, had approximately $7.8 billion under management: $5.7 billion in mutual fund accounts and $2.1 billion in other advisory accounts. Fred Alger is owned by Fred Alger & Company, Incorporated, which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

   Fred Alger & Company, Incorporated is a registered broker-dealer which is affiliated with Fred Alger. During the fiscal year ended December 31, 1996, the Small Cap Series paid $333,058 (78.34% of total brokerage commissions) to Fred Alger & Company, Incorporated.

   The New Portfolio Management Agreement is included as Exhibit J. See Exhibit U for a list of the directors and the principal executive officers of Fred Alger and a table setting forth the other investment companies with similar investment objectives to those of the Small Cap for which Fred Alger serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(J).
   In determining whether to approve the New Portfolio Management Agreement for the Small Cap Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Fred Alger, considered various matters and materials provided by DSI and Fred Alger. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Fred Alger for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Fred Alger; and (5) the financial condition of Fred Alger.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND FRED ALGER.

                        PROPOSAL 2(K)
       APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
           EAGLE ASSET FOR THE VALUE EQUITY SERIES

INFORMATION ABOUT EAGLE ASSET

   Eagle Asset manages the assets of the Value Equity Series pursuant to a Portfolio Management Agreement dated August 13, 1996. Eagle Asset, with offices at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a registered investment adviser organized on February 8, 1984 as a Florida corporation. Eagle Asset is in the business of managing institutional accounts and individual accounts on a discretionary basis. Eagle Asset is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock
Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

   Raymond James & Associates, Inc. is a registered broker-dealer which is affiliated with Eagle Asset. During the fiscal year ended December 31, 1996, the Value Equity Series paid $2,550 (2.04% of total brokerage commissions) to Raymond James & Associates, Inc.

   The New Portfolio Management Agreement is included as Exhibit K. See Exhibit V for a list of the directors and the principal executive officer of Eagle Asset and a table setting forth the other investment companies with similar investment objectives to those of the Value Equity Series for which Eagle Asset serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(K).
   In determining whether to approve the New Portfolio Management Agreement for the Value Equity Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Eagle Asset, considered various matters and materials provided by DSI and Eagle Asset. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Eagle Asset for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Eagle Asset; and (5) the financial condition of Eagle Asset.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL
OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
DSI, AND EAGLE ASSET.

                         PROPOSAL 3
 TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION
            WITH RESPECT TO THE ALL-GROWTH SERIES

   The All-Growth Series seeks capital appreciation. In seeking this objective, the Series must comply with certain fundamental investment limitations which may not be changed without the approval of a majority of the outstanding voting shares of the Series. It is proposed that the current limitation on the total assets of the Series which may be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale, or are repurchase agreements maturing in more than seven days, or are other securities which in the determination of Pilgrim Baxter, as the Portfolio Manager, are illiquid be changed from no more than 10% of the total assets of the Series to no more than 15% of the net assets of the Series. Raising the limitation to 15% would enable the Series to take advantage of investment opportunities from which it otherwise may not be able to benefit.

   There are several risks associated with investing in illiquid securities. The ability of the Series to dispose of such securities may be greatly limited, and a Series may have to continue to hold such securities during periods when the Portfolio Manager would otherwise have sold the security. It is possible that the Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Series which it manages.

   At the August 19, 1997 meeting of the Board DSI, as the Trust's Manager, recommended that the Trustees approve a change in the Series' fundamental limitation. The Trustees adopted the recommended change.

   ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THE
APPROVAL OF THE CHANGE IN THIS FUNDAMENTAL INVESTMENT
LIMITATION OF THE ALL-GROWTH SERIES.

                         PROPOSAL 4
   APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION
           WITH RESPECT TO THE HARD ASSETS SERIES

   The Hard Assets Series seeks long-term capital appreciation. In seeking this objective, the Series must comply with certain fundamental investment limitations which may not be changed without the approval of a majority of the outstanding voting shares of the Series. It is proposed that the current limitation against the Series investing in gold bullion and coins and other precious metals bullion and engaging in futures contracts with respect to such commodities be changed so as to enable the Series to invest in all commodities and commodities contracts.

   The Hard Assets Series has a fundamental policy of concentrating in hard asset sector industries and up to 50% of the Series' assets may be invested in any one of the hard asset sectors. As a result, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of hard assets may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of risk hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline. Permitting the Series to invest more broadly in commodities futures contracts is intended to give the Series more investment options to take advantage of market opportunities and to hedge other investments. This proposal may increase the risks associated with the Hard Assets Series.

   The transactions in which the Series proposes to invest are commodities futures contracts and must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which the Series would not be a "commodity pool." At the time the Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, the Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option.

   There are several risks associated with the use of futures contracts and futures options. The value of a futures contract may decline. While a Series' transactions in futures may protect the Series against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a commodities futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

   Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

   At the August 19, 1997 meeting of the Board DSI, as the Trust's Manager, recommended that the Trustees approve a change in the Series' fundamental limitation. The Trustees adopted the recommended change.

   ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THE
APPROVAL OF THE CHANGE IN THIS FUNDAMENTAL INVESTMENT
LIMITATION OF THE HARD ASSETS SERIES.

                         PROPOSAL 5
                     ELECTION OF TRUSTEE

   It is proposed that Ms. Elizabeth J. Newell be elected as a Trustee, to hold office until her successor is duly elected and qualified. The Board of Trustees does not contemplate that Ms. Newell will be unable to serve as Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as a nominee.

   Ordinarily, after this meeting takes place no other shareholders' meetings will be held for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for election of trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Amended and Restated Agreement and Declaration of Trust, the trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares.

   Ms. Newell has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Ms. Newell (age 50) is President and Chief Executive Officer of Kragie/Newell, Inc., an integrated marketing and communications company providing a broad range of services including advertising, public relations, sales promotions and database marketing. Ms. Newell serves on the Board of Directors of Bankers Trust Company, Des Moines, Iowa. If Ms. Newell is elected, she will be considered not an "interested person" of the Trust, as defined in the 1940 Act.

INFORMATION REGARDING THE BOARD OF TRUSTEES.
   The Trust has a standing Audit Committee and Nominating Committee and does not have a standing Compensation Committee. The Audit Committee and Nominating Committee are composed of Messrs. Robert A. Grayson and Roger B. Vincent and Dr. M. Norvel Young. The Audit Committee met once in 1996 to select the Trust's independent auditors and to review their report, the internal financial controls of the Trust, the principles and practices of financial reporting of the Trust and the adequacy of the Trust's disclosures. The Nominating Committee did not meet 1996. The Nominating Committee will consider nominees recommended by shareholders when such a request is presented in compliance with the Trust's Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust.

REMUNERATION OF TRUSTEES, OFFICERS AND OTHERS. Officers and Trustees of the Trust who are otherwise affiliated with the Trust, Equitable of Iowa Companies, or any of their affiliates, as the case may be, receive no remuneration from the Trust. Each non-interested Trustee receives an annual fee of $24,000 and for each Board meeting attended is reimbursed for expenses. There were four Board meetings held during 1996 fiscal year and the non-interested Trustees received fees and expenses, as a group, totaling $85,025 during such period. The Fund has no bonus, pension, profit-sharing or retirement plan.

   THE BOARD RECOMMENDS THE ELECTION OF MS. NEWELL AS A
TRUSTEE OF THE TRUST.

                   ADDITIONAL INFORMATION

OUTSTANDING SHARES.
   As of the Record Date, there were the following number of Shares outstanding for each Series of the Trust:

            SERIES            SHARES OUTSTANDING
            ------            ------------------

            All-Growth              5,228,558
            Capital Appreciation    9,582,353
            Emerging Markets        4,514,384
            Fully Managed           9,602,151
            Hard Assets             2,438,654
            Limited Maturity Bond   7,239,459
            Liquid Asset           54,814,479
            Managed Global          8,303,894
            Market Manager            397,698
            Multiple Allocation    19,331,811
            Real Estate             3,688,214
            Rising Dividends       10,522,989
            Small Cap               4,006,268
            Strategic Equity        3,199,001
            Value Equity            3,833,131

SHAREHOLDERS OF THE TRUST.
   As of the Record Date, the following persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Trust:

NAME
OF BENEFICIAL OWNER           SERIES         SHARES HELD  % OF SHARES
-------------------           ------         -----------  -----------

Sanford Luger                 Market Manager  21,556.18     5.42
Darald Libbys
 Charitable Remainder
 Unitrust                     Market Manager  30,048.09     7.56
George Berman
 Charitable Remainder Trust   Market Manager  26,775.06     6.73
David & Anita Swann
 Charitable Remainder Trust   Market Manager  48,144.53    12.11

OFFICERS OF THE TRUST.
   The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and serve until their successor shall have been duly elected and qualified.

   Terry L. Kendall, Age 51, serves as President and Trustee of the Trust. Additionally, Mr. Kendall is Director, President and Chief Executive Officer, Golden American, since 1993 and First Golden, since August, 1996; Executive Vice President, Equitable Life, since August, 1996; formerly Managing Director, Bankers Trust Company (1993-1996); formerly, President and Chief Executive Officer, United Pacific Life Insurance Company (1983-1993).

   Barnett Chernow, Age 47, serves as Vice President of the
Trust. Additionally, Mr. Chernow is Executive Vice
President, Golden American, since October, 1993 and First
Golden, since August, 1996; Executive Vice President, DSI, since October, 1993 to present; Vice President, Equitable
Life, since August, 1996; Senior Vice President and Chief
Financial Officer, Reliance Insurance Company (1977-1993).

   Myles R. Tashman, Age 54, serves as Secretary of the Trust. Additionally, Mr. Tashman is Executive Vice President and Secretary, Golden American since 1993 and First Golden, since August, 1996 and General Counsel of Golden American since July, 1996 and First Golden since August, 1996; Executive Vice President and Secretary, DSI since 1993; Assistant Secretary, Equitable Life, since August, 1996; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

   Mary Bea Wilkinson, Age 40, serves as Treasurer of the Trust. Additionally, Ms. Wilkinson serves as Senior Vice President, First Golden, since August, 1996 to present; Senior Vice President, Golden American (1993-1996); Assistant Vice President, CIGNA Insurance Companies, August, 1993 to October, 1993; various positions with United Pacific Life Insurance Company (1987-1993), and was Vice President and Controller upon leaving.

DISTRIBUTOR.
   Shares of the Trust are distributed through Directed
Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington,
Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and acts as Distributor without remuneration from the Trust.

ADJOURNMENT.
   In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned, as required the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL REPORT.
   The Trust's 1996 Annual Report to Shareholders was mailed to shareholders on or about February 28, 1997. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION.
   The costs associated with the Meeting will be paid by Equitable of Iowa. Neither the Trust nor its shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.

OTHER BUSINESS AND SHAREHOLDER PROPOSALS.
   The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

   Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

   Please complete the enclosed voting instruction authorization and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.

                             By Order of the Board of Trustees

                             /s/ Myles R. Tashman

                             Myles R. Tashman
                             Secretary



September 11, 1997
Wilmington, Delaware

                ATTACHMENT AND EXHIBIT INDEX


ATTACHMENT    ATTACHMENT DESCRIPTION
----------    ----------------------

  A           New Management Agreement between The GCG
               Trust and Directed Services, Inc.

  B           Other information regarding Directed
               Services, Inc.

  EXHIBIT     EXHIBIT DESCRIPTION
  -------     -------------------

  A           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Pilgrim Baxter & Associates, Ltd.

  B           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Chancellor LGT Asset Management, Inc.

  C           New Sub-Advisory Agreement among The GCG
               Trust, Directed Services, Inc. and Putnam
               Investment Management, Inc.

  D           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and T.
               Rowe Price Associates, Inc.

  E           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Van Eck Associates Corporation

  F           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Equitable Investment Services, Inc.

  G           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Zweig Advisors Inc.

  H           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               E.I.I. Realty Securities, Inc.

  I           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Kayne, Anderson Investment Management, L.P.

  J           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Fred Alger Management, Inc.

  K           New Portfolio Management Agreement among
               The GCG Trust, Directed Services, Inc. and
               Eagle Asset Management, Inc.

  L           Other information regarding Pilgrim Baxter &
               Associates, Ltd.

  M           Other information regarding Chancellor LGT
               Asset Management, Inc.

  N           Other information regarding Putnam Investment
               Management, Inc.

  O           Other information regarding T. Rowe Price
               Associates, Inc.

  P           Other information regarding Van Eck
               Associates Corporation.

  Q           Other information regarding Equitable
               Investment Services, Inc.

  R           Other information regarding Zweig Advisors
               Inc.

  S           Other information regarding E.I.I. Realty
               Securities, Inc.

  T           Other information regarding Kayne, Anderson
               Investment Management L.P.

  U           Other information regarding Fred Alger
               Management, Inc.

  V           Other information regarding Eagle Asset
               Management, Inc.

                     VOTING INSTRUCTION/PROXY
                         THE GCG TRUST
     This voting instruction is solicited on behalf of the Board of Trustees of The GCG Trust (the "Trust"). The Board of Trustees of the Trust recommends that you vote FOR all of the following proposals. Equitable of Iowa Companies ("Equitable of Iowa") will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.



   [variable name]                          [variable contract]
   [variable joint name]                    [variable units and shares]
   [variable address line 1]
   [variable address line 2]                PLEASE  VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION. THEN
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Golden American Life Insurance Company ("Golden American") or a participating insurance company and funded by a separate account of Golden American or a participating insurance company instructs that the shares of the Series of the Trust attributable to his or her Contract be voted at the Meeting to be held on October 9, 1997, at 10:00 a.m., local time, 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is acknowledged, and in Golden American's (or in such participating insurance company's) discretion, upon such other matters as may properly come before the Meeting and any adjournment thereof.
     The Agreements, proposed below, if approved, will be substantively identical to existing agreements, including the Management and Portfolio Management Agreements, and each will become effective upon the merger of Equitable of Iowa Companies with PFHI Holdings, Inc., a subsidiary of
ING Groep, N.V.


UNITS               PROPOSAL                           FOR  AGAINST   ABSTAIN
aaaa   1.   ALL SERIES - To approve a new Management   [ ]    [  ]      [ ]
            Agreement between the Trust and
            Directed Services, Inc. ("DSI").

            PROPOSALS 2(A) to 2(K) - To approve NEW
            PORTFOLIO MANAGEMENT AGREEMENTS among the
            Trust, DSI and each of the folloing
            Portfolio Managers:

bbbb   2.(A) Pilgrim Baxter Associates, Ltd. for       [ ]    [  ]      [ ]
             ALL-GROWTH SERIES

cccc     (B) Chancellor LGT Asset Management, Inc.     [ ]    [  ]      [ ]
             for CAPITAL APPRECIATION SERIES

         (C) Putnam Investment Management,Inc. for:

dddd        (i) EMERGING MARKETS SERIES                [ ]    [  ]      [ ]
eeee        (ii) MANAGED GLOBAL SERIES                 [ ]    [  ]      [ ]

ffff     (D) T. Rowe Price Associates, Inc. for        [ ]    [  ]      [ ]
             FULLY MANAGED SERIES

gggg     (E) Van Eck Associates Corporation for        [ ]    [  ]      [ ]
             HARD ASSETS SERIES

         (F) Equitable Investment Services, Inc. for:

hhhh        (i) LIMITED MATURITY BOND SERIES           [ ]    [  ]      [ ]
iiii        (ii) LIQUID ASSET SERIES                   [ ]    [  ]      [ ]
jjjj        (iii) MARKET MANAGER SERIES                [ ]    [  ]      [ ]

         (G) Zweig Advisors Inc. for:

kkkk        (i) MULTIPLE ALLOCATION SERIES             [ ]    [  ]      [ ]
llll        (ii) STRATEGIC EQUITY SERIES               [ ]    [  ]      [ ]

mmmm     (H) E.I.I. Realty Securities, Inc. for        [ ]    [  ]      [ ]
             REAL ESTATE SERIES

nnnn     (I) Kayne, Anderson Investment Management,    [ ]    [  ]      [ ]
             Inc. for RISING DIVIDENDS SERIES

oooo     (J) Fred Alger Management, Inc. for           [ ]    [  ]      [ ]
             SMALL CAP SERIES

pppp     (K) Eagle Asset Management, Inc. for          [ ]    [  ]      [ ]
             VALUE EQUITY SERIES

               PROPOSALS 3 AND 4 - FUNDAMENTAL
                    INVESTMENT CHANGE

qqqq   3.    ALL-GROWTH SERIES-To permit the Series    [ ]    [  ]      [ ]
             to invest upto 15% of Series' assets
             in illiquid securities. The limitation
             presently is investment of upto 10%
             of Series assets in illiquid securities.

rrrr   4.    HARD ASSETS SERIES-To permit the Series   [ ]    [  ]      [ ]
             to invest in all comodities and
             futures contracts on commodities within
             the limitations of Investment Company
             Act of 1940.  Presently, the Series may
             only invest in selective commoditites and futures contracts on commodities.

ssss   5.    ALL SERIES                                [ ]    [  ]      [ ]
            To elect Elizabeth J. Newell as a Trustee until her successor is elected and qualified.

     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. If this voting instruction is not returned properly executed, such votes will be cast by Golden American or a participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

PLEASE VOTE BY MARKING ONE BOX NEXT TO EACH PROPOSAL. SIGN EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________, 1997 ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)